Exhibit 10.B

MINE SAFETY APPLIANCES COMPANY

1990 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

(As amended May 15, 2007)

The purposes of the 1990 Non-Employee Directors’ Stock Option Plan (the “Plan”) are to promote the long-term success of Mine Safety Appliances Company (the “Company”) by creating a long-term mutuality of interests between the non-employee Directors and shareholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

SECTION 1

Administration

The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options or restricted stock awards granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

Notwithstanding the above, the selection of the Directors to whom stock options and restricted stock awards are to be granted, the timing of such grants, the number of shares subject to any stock option or restricted stock award, the exercise price of any stock option, the periods during which any stock option may be exercised or a restricted stock award shall be subject to restriction and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

SECTION 2

Shares Available under the Plan

The aggregate number of shares which may be issued and as to which grants of stock options and restricted stock awards may be made under the Plan is 450,000 shares of the Common Stock, without par value, of the Company (the “Common Stock”), subject to adjustment and substitution as set forth in Section 6. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted stock, the shares so forfeited shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

SECTION 3

Grant of Stock Options and Restricted Stock

On the third business day following the day of each annual meeting of the shareholders of the Company (the “Grant Date”), each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a “non-employee Director”) shall automatically and without further action by the Board or the Committee be granted:

(1) a “nonstatutory stock option” (i.e., a stock option which does not qualify under Section 422 of the Internal Revenue Code of 1986 (the “Code”)) to purchase a number of shares of Common Stock determined by dividing 75% of the amount of the annual Director’s retainer then in effect by the Grant Date per share value of the option as determined by the Company under the Black-Scholes option pricing model; and

(2) a number of restricted shares of Common Stock (“restricted stock”) determined by dividing 125% of the amount of the annual Director’s retainer then in effect by the Fair Market Value of a share of Common Stock on the Grant Date.

The Board may from time to time adjust the formulas for determining the amounts of the annual grants of stock options and/or restricted shares, with or without adjusting the amount of the annual Director’s retainer.

The numbers of shares determined under the above formulas shall be rounded to the nearest whole share. If on any Grant Date the number of shares remaining available under the Plan is not sufficient for each non-employee Director to be granted the full number of options and shares of restricted stock provided in this Section, then the available shares shall be allocated among the options and shares of restricted stock to be granted to each non-employee Director in proportion to the amounts determined under the above formulas, disregarding any fractions of a share.

SECTION 4

Terms and Conditions of Stock Options

Stock options granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the “option price”) shall be one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stock option on the Grant Date.

(B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the

Common Stock having a Fair Market Value on the date of exercise of the stock option equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 2.

(C) No stock option shall be exercisable by a grantee during the first year of its term except in case of death or Disability. Subject to the terms of Section 4(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the Grant Date. A stock option to the extent exercisable at any time may be exercised in whole or in part.

(D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee’s guardian or legal representative.

(E) Subject to Section 4(C), if a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

(i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such grantee shall be exercisable by the grantee (whether or not exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within five years after the date the grantee ceases to be a Director, whichever is the shorter period;

(ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

(iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within five years after the date of death, whichever is the shorter period;

(iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) within one year after the date of death or, if applicable, within the period provided in Section 4(E)(i), whichever is the longer period, but not later than the expiration date of such stock option.

A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E).

(F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

(G) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto.

SECTION 5

Terms and Conditions of Restricted Stock

Restricted stock awards granted under the Plan shall be subject to the following terms and conditions:

(A) As of the Grant Date of the restricted stock award, certificates representing the shares of restricted stock shall be issued in the name of the Director and held by the Company in escrow until the earlier of the forfeiture of the shares of restricted stock to the Company or the lapse of the service restriction with respect to such shares. The Director shall execute and deliver to the Company a blank stock power in form acceptable to the Company with respect to each of the certificates representing the shares of restricted stock. Such stock power shall be returned to the Director if the service restriction lapses with respect to the shares to which the stock power relates.

(B) The Director shall not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, transfer or otherwise dispose of, either voluntarily or by operation of law, any shares of restricted stock, or any rights or interests appertaining thereto, prior to the lapse of the service restriction imposed thereon and the issuance or transfer to the Director of certificates with respect to such shares, except that, subject to the provisions of Section 5(F), shares of restricted stock may be transferred by the Director by Will or, if the Director dies intestate, by the laws of descent and distribution of the state of domicile of the Director at the time of death.

(C) As of the Grant Date, the Director shall be a shareholder of the Company with respect to the restricted stock and shall have all the rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid with respect to such restricted stock, subject to the restrictions of the Plan and the restricted stock agreement, including without limitation the restriction that, with the exception of dividends and distributions payable in cash, all dividends and distributions on the restricted stock, whether paid in Common Stock or other securities or property will be held in escrow subject to the same restrictions as the restricted stock.

(D) If the Director’s service as a Director of the Company terminates for any reason, other than as a result of the Director’s death, Disability or Retirement, prior to the date of the third Annual Meeting of Shareholders of the Company following the Grant Date, then 100% of the shares of restricted stock awarded on the Grant Date shall, upon such termination of service and without any further action, be forfeited to the Company by the Director and cease to be issued and outstanding shares of Common Stock.

If the Director remains a Director of the Company until the date of the third Annual Meeting following the Grant Date and the shares of restricted stock have not been previously forfeited to the Company pursuant to Section 5(E), the service restriction on 100% of the shares of restricted stock originally awarded on that Grant Date shall lapse, and a certificate representing such shares shall be issued or transferred by the Company to the Director. If the Director’s service with the Company or a Subsidiary terminates as a result of the Director’s death, Disability or Retirement, the service restriction imposed on any shares of restricted stock set forth above which have not been previously forfeited to the Company pursuant to Section 5(E) and on which the service restriction has not previously lapsed shall lapse, and a certificate representing such shares shall be issued or transferred by the Company to the Director (or the Director’s personal representative).

(E) Following the lapse of the service restriction on shares of restricted stock and the issuance or transfer of certificates representing such shares (and subject to Section 5(G) hereof), the Director shall not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, transfer or otherwise dispose of (“transfer”), either voluntarily or by operation of law, any such shares or any rights or interests appertaining thereto and, in the case of death of the Director, the Director’s personal representative shall not transfer such shares or any such rights or interests in accordance with the Director’s Will, or if the Director dies intestate, with the laws of descent and distribution, without first offering to sell such shares to the Company at a price equal to the Fair Market Value of the shares on the date of the mailing of the offer by the Director (or the Director’s personal representative) to the Company. The Director (or within 90 days of the Director’s death, the Director’s personal representative) shall offer such shares to the Company for a period of 30 days by giving written notice by certified mail to the Company at its principal executive offices to the attention of its Vice President—Finance. Such offer may be accepted by the Company by delivering written notice of acceptance to the Director (or the Director’s personal representative) by certified mail during the 30-day period during which the offer remains open. The date such notice is postmarked shall be deemed the date of acceptance. The purchase of the restricted stock shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company in the United States on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Director (or the Director’s personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price, the Director (or the Director’s personal representative) shall assign, transfer and deliver to the Company the certificates for the purchased restricted stock, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all of the documents required effectively to transfer such restricted stock. If the Company does not accept the offer of the Director (or the Director’s personal representative) within the required period, the Director (or the Director’s personal representative) may transfer the restricted stock so offered, and such restricted stock shall no longer be subject to the Company’s right of first refusal. If, at the date of death of the Director, the Director has previously offered shares to the Company pursuant to this Section 5(F) and the Company did not accept such offer, the Director’s personal representative may transfer such shares without again offering such shares to the Company pursuant to this Section 5(F).

(F) Each certificate representing shares of restricted stock shall have noted on the face of such certificate the following legend:

“Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be transferred except in accordance with, the Mine Safety Appliances Company 1990 Non-Employee Directors’ Stock Option Plan and a restricted stock agreement executed thereunder, copies of which are on file at the office of Mine Safety Appliances Company.”

(G) All restricted stock awards shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any restricted stock award granted under the Plan may be subject to such additional restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(G), or an amendment thereto.

SECTION 6

Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options or restricted stock awards shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of restricted stock on which they were distributed.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or restricted stock award, the number and kind of shares of stock or other securities (and in the case of outstanding options, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

Subject to any required action by the Company’s shareholders, upon the occurrence of any other event which affects the outstanding shares of Common Stock in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution, whether in cash or in kind), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to the exercise price of outstanding stock options and shall also make appropriate equitable adjustments to the number and kind of shares (or other securities) authorized by or to be granted under the Plan.

In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

SECTION 7

Effect of the Plan on the Rights of Company and Shareholders

Nothing in the Plan, in any stock option or restricted stock award granted under the Plan, or in any stock option or restricted stock agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board of Directors to elect and remove Directors.

SECTION 8

Amendment and Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed or (b) otherwise amend the Plan in any manner that would cause stock options or restricted stock awards under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option or restricted stock award theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option or restricted stock agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options and restricted stock awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options and restricted stock awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option or restricted stock agreement. In the event of any such amendment to the Plan, the holder of any stock option or restricted stock award outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option or the retention of such restricted stock award, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement or the restricted stock agreement, as the case may be, within such reasonable time as the Committee shall specify in such request.

SECTION 9

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be December 17, 1990, the date of adoption of the Plan by the Board, provided that on or prior to December 31, 1991 such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Company represented in person or by proxy at a duly called and convened meeting of such holders. Notwithstanding any other provision contained in the Plan, no stock option granted under the Plan may be exercised until after such shareholder approval.

SECTION 10

Change in Control

Notwithstanding any other provision of the Plan to the contrary, immediately prior to any Change in Control of the Company (as defined in Section 11), all stock options which are then outstanding hereunder shall become fully vested and exercisable, and all restrictions with respect to shares of restricted stock awarded hereunder shall lapse, and such shares shall be fully vested and nonforfeitable. As used in the immediately preceding sentence, “immediately prior” to the Change in Control shall mean sufficiently in advance of the Change in Control to permit the grantee to take all steps reasonably necessary to exercise the option fully and to deal with the shares purchased under the option and the restricted stock released from restriction so that those shares may be treated in the same manner in connection with the Change in Control as the shares of Common Stock of other shareholders.

SECTION 11

Definitions

In addition to terms defined elsewhere herein, as used in the Plan:

Beneficial Owner shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

A Change in Control shall be deemed to have occurred if the event set forth in any one of the following four paragraphs shall have occurred:

(I) any Person (as defined in this Section 11) is or becomes the Beneficial Owner (as defined in this Section 11), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (which term shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act, as defined in this Section 11)) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a

Beneficial Owner in connection with a transaction described in clause (I) of paragraph (III) below; or

(II) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on May 5, 1998, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on May 5, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

(III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(IV) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Disability shall mean that the Director is disabled within the meaning of Section 22(e)(3) of the Code. Whether a grantee is so disabled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

Exchange Act shall mean the Securities and Exchange Act of 1934, as amended from time to time.

Fair Market Value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use (“NASDAQ”). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this paragraph. If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this paragraph for the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value of the Common Stock on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity [including the trustees (in such capacity) of any such entity which is a trust] which is, directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company’s then outstanding securities immediately before the date hereof or any Affiliate of any such individual or entity, including, for purposes of this Plan, any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption)of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

Retirement shall mean a termination of a Director’s service on the Board on or after the date that (1) the Director has completed least 5 years of service as a Director and (2) the Director’s combined age and service as a Director satisfy the “Rule of 75.” The “Rule of 75” shall be satisfied when the sum of the Director’s age (measured in full and partial years, in increments of one-twelfth (1/12) year) and the Director’s years of service as a Director (measured in full and partial years, in increments of one-twelfth (1/12) year) equals or exceeds 75.